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                 NEW YORK LIFE LIFESTAGES(SM) VARIABLE ANNUITY
                                  INVESTING IN
                 NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

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   SUPPLEMENT DATED SEPTEMBER 9, 1998 TO THE PROSPECTUS DATED MAY 1, 1998


      This Supplement describes information relating to individual flexible premium New York Life LifeStages(SM) Variable Annuity policies ("Policies") offered by New York Life Insurance and Annuity Corporation ("NYLIAC") to Pennsylvania residents.

      This Supplement provides information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This Supplement is not valid unless accompanied by the current prospectus for the Policies ("Policy Prospectus"). Defined terms used but not defined in this Supplement have the same meanings as in the Policy Prospectus.


      Effective September 9, 1998, NYLIAC will issue Policies in Pennsylvania if both the Owner and Annuitant are not older than age 80. Unless NYLIAC agrees otherwise, no additional Premium Payments may be made to the Policy if either the Owner or Annuitant are age 79 or older at the time of purchase.


















               NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010